Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities and Exchange Commission

Date of Report (Date of earliest event reported): August 20, 2004.

AirRover Wi-Fi Corp.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5555 Hilton Avenue, Suite 207, Baton Rouge, Louisiana 70808
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (225) 923-1034

Form 8-K
AirRover Wi-Fi Corp.
Item 4.01. Change in Registrant's Certifying Accountant.

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 20, 2004 as AirRover Wi-Fi Corp.’s independent auditors. Malone & Bailey’s report dated February 12, 2004, on AirRover Wi-Fi Corp.'s balance sheet of as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for the period from inception June 17, 2003 through December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of AirRover Wi-Fi Corp.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. AirRover Wi-Fi Corp. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 20, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 20, 2004 as AirRover Wi-Fi Corp.'s principal accountant to audit the financial statements of AirRover Wi-Fi Corp. The decision to change accountants was approved by the Board of Directors.

During the period ended December 31, 2003 and subsequent to December 31, 2003 through the date hereof, neither AirRover Wi-Fi Corp. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on AirRover Wi-Fi Corp.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to AirRover Wi-Fi Corp. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with AirRover Wi-Fi Corp.'s former accountant.

AirRover Wi-Fi Corp. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish AirRover Wi-Fi Corp. with a letter addressed to the Commission containing any new information, clarification of AirRover Wi-Fi Corp.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by AirRover Wi-Fi Corp. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised AirRover Wi-Fi Corp. that no such letter need be issued.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits:
Exhibit No.	Description
16.1	Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Dated: August 23, 2004.	AIRROVER WI-FI CORP.

By:	/s/ DAVID LOFLIN
David Loflin President